                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 22, 2000




                          ADC TELECOMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


          Minnesota                        0-1424                  41-0743912
(State or other jurisdiction     (Commission file number)       (IRS employer
   of incorporation)                                         identification No.)





               12501 Whitewater Drive, Minnetonka, Minnesota 55343
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (612) 938-8080


                                 Not Applicable
          (Former name or former address, if changed since last report)


                                Page 1 of 4 Pages

                         Exhibit Index Appears on Page 4

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Item 5.  OTHER EVENTS.

         On February 23, 2000, ADC Telecommunications, Inc., a Minnesota corporation ("ADC"), and PairGain Technologies, Inc., a Delaware corporation ("PairGain"), announced the signing of a definitive agreement and plan of merger (the "Merger Agreement"), as a result of which PairGain will become a wholly owned subsidiary of ADC (the "Merger"). Through the Merger, which is structured as a tax-free reorganization for U.S. federal income tax purposes, ADC will issue 0.43 of a share of its common stock for each share of common stock of PairGain. The Merger is intended to be accounted for as a "pooling of interests," and is subject to certain conditions, including PairGain stockholder approval and receipt of required regulatory approvals.

         In connection with and as a condition of the Merger Agreement, PairGain has also granted ADC an option to purchase up to 19.9% of PairGain's common stock exercisable in certain circumstances, including certain events causing termination of the Merger Agreement (the "Option Agreement"). Additionally, ADC entered into voting agreements (each, a "Voting Agreement") with various individuals, each solely in their capacities as stockholders of PairGain, who have agreed to vote all shares of PairGain common stock owned or controlled by them in favor of the Merger.

         The foregoing is a summary of certain terms and conditions of the Merger, is not intended to be complete and is qualified by reference to the Merger Agreement, the Option Agreement, the Voting Agreements and ADC and PairGain's joint press release describing the Merger, which are filed as Exhibits 99-a, 99-b, 99-c and 99-d, respectively, to this Form 8-K, and which are hereby incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS

                  EXHIBIT NO.       DESCRIPTION
                  -----------       -----------
                  99-a              Agreement and Plan of Merger, dated February
                                    22, 2000 between ADC Telecommunications,
                                    Inc., Roman Acquisition Corp. and PairGain
                                    Technologies, Inc.

                  99-b              Stock Option Agreement dated February 22,
                                    2000 between ADC Telecommunications, Inc.
                                    and PairGain Technologies, Inc.

                  99-c              Form of Voting Agreement

                  99-d              Joint press release describing the Merger


                                Page 2 of 4 Pages

                         Exhibit Index Appears on Page 4

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 28, 2000

                                       ADC TELECOMMUNICATIONS, INC.



                                       By:   /s/ Charles T. Roehrick
                                           ------------------------------------
                                             Charles T. Roehrick
                                             Vice President
                                             and Controller


                                Page 3 of 4 Pages

                                INDEX TO EXHIBITS

EXHIBIT NO.       DESCRIPTION
-----------       -----------
99-a              Agreement and Plan of Merger dated February 22, 2000 between
                  ADC Telecommunications, Inc., Roman Acquisition Corp. and
                  PairGain Technologies, Inc.

99-b              Stock Option Agreement dated February 22, 2000 between ADC
                  Telecommunications, Inc. and PairGain Technologies, Inc.

99-c              Form of Voting Agreement

99-d              Joint press release describing the Merger

                                Page 4 of 4 Pages